SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 22, 1999


                             BASIN EXPLORATION, INC.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                 0-20125               84-1143307
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)          File Number)         Identification No.)


           370 Seventeenth Street, Suite 3400, Denver, Colorado 80202
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (303) 685-8000


                                 Not Applicable
           Former Name or Former Address if Changed Since Last Report

ITEM 5.     OTHER EVENTS

See press release dated June 22, 1999 attached hereto as Exhibit 99.1.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BASIN EXPLORATION, INC.
                                          (Registrant)


Date: June 22, 1999                    By: /s/ Howard L. Boigon
                                          --------------------------------------
                                          Howard L. Boigon
                                          Vice President, General Counsel and
                                          Secretary

                                 EXHIBIT INDEX


     99.1   Press Release dated June 22, 1999.